UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 13, 2005
                                                          -------------


                             CHARMING SHOPPES, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


        PENNSYLVANIA               000-07258                     23-1721355
        ------------               ---------                     ----------
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)


              450 WINKS LANE, BENSALEM, PA               19020
              ----------------------------               -----
         (Address of principal executive offices)      (Zip Code)


        Registrant's telephone number, including area code (215) 245-9100
                                                           --------------


                                 NOT APPLICABLE
                                 --------------
                    (Former name or former address, if changed
                               since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

     Charming Shoppes, Inc. ("the Company") reports that, based upon a new three-year outlook, it now projects that its earnings before interest and taxes ("EBIT") margin will be between 7% and 8% of net sales.

     The following reconciliation of GAAP to non-GAAP financial measures is provided as supporting information related to the Company's Fiscal 2006 earnings outlook press release issued on July 7, 2005, and as supporting information related to the EBIT margin disclosure above.

     Charming Shoppes, Inc. reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP performance measures, used in managing the Company's business, provide users of the Company's financial information with additional useful information. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP. Certain items that may have a significant impact on the Company's financial position, results of operations and cash flows must be considered when assessing actual financial condition and performance regardless of whether these items are included in these non-GAAP financial measures. Additionally, the methods used by the Company to calculate its non-GAAP financial measures may differ significantly from methods used by other companies to compute similar measures. As a result, the non-GAAP financial measures presented herein may not be comparable with similar measures provided by other companies.

Free Cash Flow ($ in millions)                                      Projected
------------------------------                                   52 Weeks Ending
                                                                  Jan. 28, 2006
                                                                  -------------
Most comparable GAAP measure:
Net cash provided by operating activities..........................   $165.0

Non-GAAP measure:
Net cash provided by operating activities..........................   $165.0

Investment in capital assets, including equipment acquired
through capital leases, and net of landlord construction allowances   ($92.0)
Capital lease financing............................................     $3.0
Long-term debt repayments..........................................   ($16.0)
Free cash flow.....................................................    $60.0

Management believes that free cash flow is a useful measure in evaluating the Company's ability to generate cash.












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


EBIT (Earnings Before Interest and Taxes) ($ in millions)           Projected
---------------------------------------------------------        52 Weeks Ending
                                                                  Jan. 28, 2006
                                                                  -------------

Net Sales..........................................................  $2,735.0

Net Income.........................................................     $92.4
Add Interest Expense...............................................     $23.3
Less Other Income..................................................      $6.6
Add Taxes..........................................................     $53.2

EBIT (Earnings Before Interest and Taxes)..........................    $162.3

EBIT Margin........................................................      5.9%

                                                                Projected 3-Year
                                                                     Target
                                                                     ------

EBIT Margin........................................................ 7% - 8%

Management believes that the EBIT Margin is a useful measure in evaluating the Company's ability to generate operating earnings.


     In accordance with General Instruction B.2 to Form 8-K, the information included in this "Item 7.01 Regulation FD Disclosure" shall be deemed to be "furnished" and shall not be deemed to be "filed" with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

     The information included in this "Item 7.01 Regulation FD Disclosure" contains forward-looking statements concerning the Company's projected performance and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: failure to successfully integrate the operations of Crosstown Traders, Inc. with Charming Shoppes, Inc., the failure to implement the Company's business plan for increased profitability and growth in the plus-size women's apparel business, the failure to successfully implement the Company's business plan for Crosstown Traders, Inc., changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, a weakness in overall consumer demand, failure to find suitable store locations, the ability to hire and train associates, trade restrictions and political or financial instability in countries where goods are manufactured, the interruption of merchandise flow from its centralized distribution facilities, competitive pressures, and the adverse effects of acts or threats of war, terrorism, or other armed conflict on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended January 29, 2005 and other Company filings with the Securities and Exchange Commission. Charming Shoppes assumes no duty to update or revise its forward-looking statement even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.




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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHARMING SHOPPES, INC.
                                            ----------------------
                                                 (Registrant)

Date:   July 13, 2005                       By:  /s/  ERIC M. SPECTER
                                                 --------------------
                                                 Eric M. Specter
                                                 Executive Vice President
                                                 Chief Financial Officer




































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